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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 21, 2003
                                                          ---------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Ohio                          1-8769                     31-4362899
 ----------------                ----------------            ------------------
 (State or other                 (Commission File               (IRS Employer
 jurisdiction of                      Number)                Identification No.)
 incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)



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                                    FORM 8-K



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) and (b) Not applicable.

        (c) Exhibits.

            Exhibit No.     Description
            -----------     -----------
                99          News Release issued by R. G. Barry Corporation
                            on August 21, 2003



ITEM 9. REGULATION FD DISCLOSURE.

         On August 21, 2003, R. G. Barry Corporation (the "Company") issued a news release announcing that David P. Lauer had been named to the Company's Board of Directors. A copy of the news release is attached as Exhibit 99 hereto.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           R. G. BARRY CORPORATION



Dated: August 21, 2003                     By:  /s/ Gordon Zacks
                                               ------------------------------
                                               Gordon Zacks
                                               Chairman, President
                                               and Chief Executive Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated August 21, 2003

                             R. G. Barry Corporation

Exhibit No.           Description
-----------           -----------
   99                 News Release issued by R. G. Barry Corporation on
                      August 21, 2003



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